Warrants	12 Months Ended
Dec. 31, 2021
Other Liabilities Disclosure [Abstract]
Warrants	Warrants
On November 6, 2021, in connection with the Blackstone Agreement, pursuant to the Blackstone Warrant, the Company issued Blackstone a warrant to purchase up to 3,265,306 ADSs representing 3,265,306 of the Company's ordinary shares, at an exercise price of $7.35 per ADS. The Blackstone Warrant is exercisable in whole or in part until November 6, 2026.

The Blackstone Warrant’s mechanism does not create any obligation to transfer cash to the investor but a fixed amount of ordinary shares upon exercise. Therefore, the Company accounts for the Blackstone Warrant as equity-classified instruments (as part of additional paid in capital), based on an assessment of the applicable U.S. GAAP authoritative guidance. The assessment considers whether the warrants are freestanding financial instruments, meet the definition of a liability or whether the warrants meet all of the requirements for equity classification, including whether the warrants are indexed to the Company’s own shares, among other conditions for equity classification. The Blackstone Warrant had a relative fair value of approximately $10.0 million.

The fair value of each Blackstone Warrant issued is estimated on the date of issuance using the Black-Scholes option pricing model. The Company’s assumptions used in connection with the Blackstone Warrant issued during the period covered by these consolidated financial statements. Assumptions used in the option pricing model include the following:

Expected volatility.  The Company lacks company-specific historical and implied volatility information for our ADSs for expected terms greater than 3.5 years. Therefore, the Company uses a combination of the historical volatility of its ADSs and also the expected share volatility based on the historical volatility of publicly traded peer companies and expect to continue to do so until such time as the Company has adequate historical data regarding the volatility of its own traded security price.
Expected term.  The expected term of the Company’s warrants has been determined utilizing the contractual term of the warrants.

Risk-free interest rate.  The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of granting of the warrant for time periods that are approximately equal to the expected term of the award.
Expected dividend.  Expected dividend yield of zero is based on the fact that the Company has never paid cash dividends on ordinary shares and does not expect to pay any cash dividends in the foreseeable future.
Fair value of ordinary shares.   The fair value of each ordinary share was based on the closing price of the Company's publicly traded ordinary shares as reported on date of issuance.

The assumptions used in the Black-Scholes option pricing model to determine the fair value of the warrants granted to Blackstone as at November 6, 2021 were as follows:

Year Ended December 31,
2021
Expected warrant life (years)	5
Risk-free interest rate	1.04%
Expected volatility	80.23%
Expected dividend yield	0%

The Company determined the initial fair value of Blackstone Warrant using the Black Scholes Option pricing model to be $10.7 million.

The Company determined the relative fair value of the Blackstone Warrant using the relative fair value method to be $10.0 million. As a result, the Company recorded a discount on the Blackstone Collaboration Agreement of $3.6 million and applied as an offset to additional paid-in capital an amount of $6.4 million related to the issuance of the Company’s ordinary shares (see Note 8) in connection with the Blackstone Securities Purchase Agreement. The amount recorded as a discount to the Blackstone Collaboration Agreement is being amortized over the term of the collaboration agreement using the effective interest method (see Note 13).